EXHIBIT 10.17

                        AMENDMENT 1995-1
                               TO
                   BECKMAN INSTRUMENTS, INC.
                   SUPPLEMENTAL PENSION PLAN




          WHEREAS, Beckman Instruments, Inc. (the "Company")

maintains the Beckman Instruments, Inc. Supplemental Pension Plan

(the "Supplemental Plan"); and



          WHEREAS, the Company may amend the Supplemental Plan

pursuant to a resolution of the Board of Directors of the

Company; and



          WHEREAS, the Company desires to amend the Supplemental

Plan to provide that the actuarial basis for computing lump sum distributions be the same as that used under the Beckman

Instruments, Inc. Pension Plan retroactive to participants

terminating on or after October 1, 1993.



          NOW, THEREFORE, the Company hereby adopts this

Amendment 1995-1, effective as of October 1, 1993 as follows:



          The last sentence of Section 4(a) is deleted in its

entirety and replaced with the following:



          "For purposes of this paragraph (a), the term actuarial

equivalent shall have the same meaning as specified under the

Pension Plan."



          IN WITNESS WHEREOF, the Company has adopted this

Amendment 1995-1 as of the date first above written.



                              BECKMAN INSTRUMENTS, INC.



                              By:  /s/Fidencio Mares
                                   Fidencio Mares

                              Its: Vice President, Human Resources